Exhibit 32.2

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

WITH RESPECT TO THE ANNUAL REPORT ON FORM 10-K FOR THE PERIOD ENDED

DECEMBER 31, 2006 OF WORLDSPACE, INC.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of WorldSpace, Inc., a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

1.     The Company’s Annual Report on Form 10-K for the period ended December 31, 2006, (the “Form 10-K”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.     The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 17, 2007

/s/ Sridhar Ganesan

Sridhar Ganesan

Executive Vice President-Chief Financial Officer

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-K or as a separate disclosure document of the Company or the certifying officer.